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                                                                      Exhibit 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints John F. Welch, Jr., Benjamin W. Heineman, Jr., Keith S. Sherin, Philip D. Ameen and Robert E. Healing and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of the Company's securities for issuance, sale or distribution from time to time, in such form(s) as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, as any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 22nd day of June, 2001.


/s/ John F. Welch, Jr.                  /s/ Jeffrey R. Immelt
------------------------------          ------------------------------
John F. Welch, Jr.                      Jeffrey R. Immelt
Chairman of the Board                   President and Chairman-Elect
(Principal Executive
Officer and Director)


/s/ Keith S. Sherin                     /s/ Philip D. Ameen
------------------------------          ------------------------------
Keith S. Sherin                         Philip D. Ameen
Senior Vice President-                  Vice President and Comptroller
Finance (Principal                      (Principal Accounting Officer)
Financial Officer


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/s/ James I. Cash, Jr.                  /s/ Scott G. McNealy
------------------------------          ------------------------------
James I. Cash, Jr.                      Scott G. McNealy
Director                                Director


                                        /s/ Gertrude G. Michelson
------------------------------          ------------------------------
Silas S. Cathcart                       Gertrude G. Michelson
Director                                Director


/s/ Dennis D. Dammerman
------------------------------          ------------------------------
Dennis D. Dammerman                     Sam Nunn
Director                                Director


                                        /s/ Roger S. Penske
------------------------------          ------------------------------
Paolo Fresco                            Roger S. Penske
Director                                Director


                                        /s/ Frank H. T. Rhodes
------------------------------          ------------------------------
Ann M. Fudge                            Frank H. T. Rhodes
Director                                Director


/s/ Claudio X. Gonzalez                 /s/ Gary L. Rogers
------------------------------          ------------------------------
Claudio X. Gonzalez                     Gary L. Rogers
Director                                Director


/s/ Andrea Jung                         /s/ Andrew C. Sigler
------------------------------          ------------------------------
Andrea Jung                             Andrew C. Sigler
Director                                Director


/s/ Kenneth G. Langone                  /s/ Douglas A. Warner III
------------------------------          ------------------------------
Kenneth G. Langone                      Douglas A. Warner III
Director                                Director


                                        /s/ Robert C. Wright
------------------------------          ------------------------------
Rochelle B. Lazarus                     Robert C. Wright
Director                                Director

                      A MAJORITY OF THE BOARD OF DIRECTORS


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